MERRILL LYNCH
DRAGON FUND, INC.




FUND LOGO




Annual Report

December 31, 1997





Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH DRAGON FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
December 31, 1997

Map Depicting the Fund's Asset Allocation As a Percentage* of Net Assets as of December 31, 1997

India             1.0%
Indonesia         2.5%
Singapore         8.3%
Malaysia          4.1%
Thailand          2.8%
China             7.8%
Hong Kong        57.4%
Philippines       4.9%

[FN]
*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., December 31, 1997


DEAR SHAREHOLDER

Fiscal Year in Review
The fiscal year ended December 31, 1997 proved to be an extremely difficult one for the "dragon" stock markets and Merrill Lynch Dragon Fund, Inc. The problems began in Thailand during the summer months. Economic fundamentals in that country deteriorated as banks began to experience an increasing number of loan defaults, property prices declined, and the level of exports continued to drop, hurting the current account deficit. As a result, foreign investors began to pull their money out of Thailand. The Thai baht came under attack by speculators and hedgers alike. Finally, after spending a large portion of its foreign exchange reserves in an attempt to maintain the currency's peg to the US dollar, the central bank allowed the baht to float on July 2, 1997. Since that time, the baht has fallen by 50% relative to the US dollar through December month-end.

Developments in Thailand had a domino effect throughout the dragon stock markets. As investor confidence rapidly deteriorated, the currency crisis spread from one country to the next in a series of "rolling devaluations." The Indonesian rupiah, the Philippine peso, the Malaysian ringgit and the Korean won all declined sharply in foreign exchange markets. The devaluations in foreign currency markets led to dramatic declines in stock markets throughout the region. Hong Kong, whose currency is pegged to the US dollar, initially avoided the "Asian contagion," but its stock market finally sustained a steep decline. Hong Kong operates a currency board that ensured that the Hong Kong dollar would hold its value, at the expense of higher interest rates and falling asset prices. We believe that the Hong Kong dollar peg to the US dollar is likely to hold because there is strong political will from both Hong Kong and China to maintain the peg. In addition, to release the peg in these chaotic times would be extremely detrimental to Hong Kong.

As discussed in our September 30, 1997 report to shareholders, the negative effects of currency devaluations have and will continue to reverberate throughout the dragon economies. Higher interest rates are needed to support currencies until stability returns to foreign exchange markets. These higher interest rates lead to lower corporate earnings. These factors, along with the negative wealth effect of declining stock markets, will likely result in lower gross domestic product growth.

Liquidity in the dragon countries is greatly diminished, and the number of non-performing loans at banks is increasing. To help bring some liquidity back into their financial systems, Thailand, South Korea and Indonesia are receiving assistance from the International Monetary Fund (IMF), which brings with it stringent economic targets and conditions. While investors were initially positive about the IMF aid, the optimism gave way to widespread skepticism about the ability and willingness of these governments to carry out IMF-mandated reforms.

Currently, we are in the final stage of the economic downturn. We expect to see corporations shrinking and retrenching through layoffs. As a result, unemployment will increase. We expect each country to reach the bottom of its economic cycle at a different time, depending upon political and social factors. However, it is clear that the deleveraging process is occurring much more quickly in dragon countries than is the case in a more developed economy like Japan. After reaching bottom, recovery in the dragon countries is likely to evolve slowly.

Government policy will be critical in the restructuring process for the financial systems in the dragon countries. Of primary importance are the steps taken to liquidate insolvent banks and recapitalize viable ones. At the same time, governments must free up their economies and liberalize financial systems. Bankruptcy laws must also be put in place, since such legislation is nonexistent in most dragon countries. The faster that governments are able to implement such measures, the sooner their economies will recover and investor confidence will be restored.

As disruptive as recent events have been, it is important to remember that such developments are not unusual in emerging economies. Periods of exceptionally rapid economic expansion are often followed by financial crises. In turn, these crises actually serve to create a firmer foundation for economic growth in the future. Therefore, we believe that this is not the end of economic growth in the dragon countries. Those countries that develop credible policy responses to the crisis will actually emerge out of it in stronger positions and better able to function in a global economy.

The two dragon countries that have remained largely unscathed by the Asian currency turmoil are The People's Republic of China and India. Both have closed capital accounts, which makes their currencies less vulnerable to speculative attacks. However, they are not invulnerable, since even the rupee has depreciated in sympathy with other Asian currencies. There is now some expectation of a devaluation of the Chinese renminbi. In the short term, such a devaluation may not occur. However, if competitive pressures from other Asian countries result in falling exports for China, a currency devaluation cannot be ruled out. China cut interest rates in October to reflate its slowing economy. We expect more interest rate cuts to occur there, and hope that they are enacted soon.

As the currency crisis gathered momentum during the latter part of the Fund's fiscal year, our strategy was to increase cash reserves by selling positions in Southeast Asian markets and trimming holdings in the People's Republic of China and Hong Kong. Cash and cash reserves made up approximately 14% of the portfolio as of December 31. As of that date, the portfolio was substantially underweighted in the Thai, Singapore, Malaysian and Indonesian stock markets, and had no holdings in South Korea. Our only overweighted positions were in Hong Kong, the Philippines and the People's Republic of China.

Despite these actions, we could not avoid the negative effects of sharply declining dragon stock markets. However, the Fund outperformed the unmanaged index of the dragon stock markets. For the fiscal year ended December 31, 1997, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total investment returns of -40.77%, -41.40, -41.38% and -40.89%, respectively. For the same period, the unmanaged Morgan Stanley Combined Far East Free (Ex-Japan and Ex-Taiwan) Index had a total investment return of -49.10%. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.)


Investment Outlook & Strategy
Looking ahead, we expect to employ the Fund's cash reserves over the course of 1998 to purchase shares of undervalued, well-managed companies with good balance sheets that will emerge from this crisis in strong positions. However, we are not in a hurry to reinvest cash reserves, since the dragon countries must pass through further difficult stages.

We eliminated all the Fund's positions in South Korea in October before the currency and stock market plunged. Our outlook for South Korea is negative because of the country's huge public and private debts. Historically, Korean companies have not been concerned with return on equity, but have been driven to capture market share at whatever the cost. Korean corporate management culture will have to change, but we believe that the change will take place very slowly and at great cost to the country.

On the currency front, as of December 31, 1997, two-thirds of the Fund's Malaysian ringgit and Singapore dollar positions were hedged back into US dollars. Our Hong Kong dollar position was approximately 11% hedged as of December month-end. We expect to maintain these hedges until there is greater stability in the foreign exchange markets.


In Conclusion
We expect that our investment strategy will remain defensive in the months ahead, with a larger-than-usual cash position. At the same time, we will take a selective, "bottom up" approach when we commit cash reserves to stocks. We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager


February 12, 1998



Merrill Lynch Dragon Fund, Inc., December 31, 1997

PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the Morgan Stanley Combined Far East (Ex-Japan & Ex-Taiwan) Free Index. Beginning and ending values are:

                                         10/21/94**         12/97

ML Dragon Fund, Inc.++--
Class A Shares*                          $ 9,475           $ 6,108

ML Dragon Fund, Inc.++--
Class C Shares*                          $10,000           $ 6,246

Morgan Stanley Combined Far
East (Ex-Japan & Ex-Taiwan)
Free Index                               $10,000           $ 5,436

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Combined Far East (Ex-Japan & Ex-Taiwan) Free Index. Beginning and ending values are:

                                         5/29/92**          12/97

ML Dragon Fund, Inc.++--
Class B Shares*                          $10,000           $10,888

ML Dragon Fund, Inc.++--
Class D Shares*                          $ 9,475           $10,781

Morgan Stanley Combined Far
East (Ex-Japan & Ex-Taiwan)
Free Index                               $10,000           $10,327

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Dragon Fund, Inc. invests primarily (at least 65% of the Fund's net assets) in developing Asia-Pacific equity and debt securities. ++++This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Hong Kong, Indonesia, Korea, Malaysia, the Philippines, Singapore and Thailand that are freely purchasable by foreign investors. Performance data is from May 31, 1992 for Class B and Class D Shares and from October 31, 1994 for Class A and Class C Shares.

Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/97                       -40.77%        -43.88%
Inception (10/21/94) through 12/31/97     -12.84         -14.30

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/97                       -41.40%        -43.32%
Five Years Ended 12/31/97                 + 1.41         + 1.41
Inception (5/29/92) through 12/31/97      + 1.53         + 1.53

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/97                       -41.38%        -41.86%
Inception (10/21/94) through 12/31/97     -13.70         -13.70

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 12/31/97                       -40.89%        -43.99%
Five Years Ended 12/31/97                 + 2.21         + 1.11
Inception (5/29/92) through 12/31/97      + 2.34         + 1.36

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Dragon Fund, Inc., December 31, 1997


PERFORMANCE DATA (concluded)


Performance
Summary--
Class A Shares

                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $17.43        $15.05        $0.241           $0.251            -10.82%
1995                               15.05         15.99          --              0.176            + 7.44
1996                               15.99         18.09         0.071             --              +13.59
1997                               18.09          8.81         1.886             --              -40.77
                                                              ------           ------
                                                        Total $2.198     Total $0.427

                                                         Cumulative total return as of 12/31/97: -35.53%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares

                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
5/29/92--12/31/92                 $10.00        $10.13          --             $0.020            + 1.50%
1993                               10.13         18.74        $0.006            0.103            +86.15
1994                               18.74         15.03         0.241            0.122            -17.86
1995                               15.03         15.98          --              0.025            + 6.49
1996                               15.98         17.89         0.071             --              +12.41
1997                               17.89          8.58         1.886             --              -41.40
                                                              ------           ------
                                                        Total $2.204     Total $0.270

                                                          Cumulative total return as of 12/31/97: +8.88%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class C Shares

                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $17.29        $14.92        $0.241           $0.229            -10.98%
1995                               14.92         15.79          --              0.091            + 6.46
1996                               15.79         17.68         0.071             --              +12.43
1997                               17.68          8.46         1.886             --              -41.38
                                                              ------           ------
                                                        Total $2.198     Total $0.320

                                                        Cumulative total return as of 12/31/97: -37.54%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares

                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
5/29/92--12/31/92                 $10.00        $10.12          --             $0.080            + 2.02%
1993                               10.12         18.77        $0.006            0.182            +87.46
1994                               18.77         15.08         0.241            0.211            -17.24
1995                               15.08         16.05          --              0.136            + 7.35
1996                               16.05         18.11         0.071             --              +13.29
1997                               18.11          8.80         1.886             --              -40.89
                                                              ------           ------
                                                        Total $2.204     Total $0.609

                                                         Cumulative total return as of 12/31/97: +13.79%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.


Recent
Performance
Results*
                                                                                              12 Month        3 Month
                                                      12/31/97     9/30/97    12/31/96        % Change        % Change
ML Dragon Fund, Inc.--Class A Shares                    $8.81       $15.30     $18.09         -40.77%(1)     -29.96%(1)
ML Dragon Fund, Inc.--Class B Shares                     8.58        15.02      17.89         -41.40(1)      -30.20(1)
ML Dragon Fund, Inc.--Class C Shares                     8.46        14.84      17.68         -41.38(1)      -30.16(1)
ML Dragon Fund, Inc.--Class D Shares                     8.80        15.29      18.11         -40.89(1)      -29.98(1)
ML Dragon Fund, Inc.--Class A Shares--Total Return                                            -40.77(1)      -29.96(1)
ML Dragon Fund, Inc.--Class B Shares--Total Return                                            -41.40(1)      -30.20(1)
ML Dragon Fund, Inc.--Class C Shares--Total Return                                            -41.38(1)      -30.16(1)
ML Dragon Fund, Inc.--Class D Shares--Total Return                                            -40.89(1)      -29.98(1)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $1.886 per share capital gains distributions.

Merrill Lynch Dragon Fund, Inc., December 31, 1997


SCHEDULE OF INVESTMENTS                                                                                   (in US dollars)
                                 Shares Held/                                                         Value       Percent of
COUNTRIES        Industries      Face Amount      Long-Term Investments                 Cost        (Note 1a)     Net Assets
China            Conglomerates       688,000  ++Beijing Enterprises
                                                Holdings Limited                   $    2,046,009  $    1,767,177        0.3%
                                   1,284,000    China Resources Enterprise Ltd.         2,501,703       2,867,144        0.6
                                   8,622,014    Guangdong Investments, Ltd.             6,212,643       5,731,316        1.1
                                   2,182,000    Shanghai Industrial Holdings Ltd.      10,619,733       8,111,210        1.5
                                                                                   --------------  --------------      ------
                                                                                       21,380,088      18,476,847        3.5

                 Infrastructure      441,800  ++New World Infrastructure, Ltd.          1,230,149         995,084        0.2
                               US$ 8,797,000    New World Infrastructure, Ltd.,
                                                5% due 7/15/2001 (b)                   11,209,632       8,665,045        1.6
                                                                                   --------------  --------------      ------
                                                                                       12,439,781       9,660,129        1.8

                 Telecommuni-      7,793,000  ++China Telecom (Hong Kong)              11,370,496      13,378,109        2.5
                 cations                        Limited

                                                Total Long-Term Investments
                                                in China                               45,190,365      41,515,085        7.8

Hong Kong        Banking           2,230,600    Dah Sing Financial Holdings Ltd.       13,255,654       5,369,563        1.0
                                   7,183,000    Guoco Group, Ltd.                      32,731,159      17,569,261        3.3
                                   2,001,626    HSBC Holdings, Ltd.                    31,739,250      49,346,314        9.4
                                                                                   --------------  --------------      ------
                                                                                       77,726,063      72,285,138       13.7

                 Conglomerates     6,351,000    Citic Pacific Ltd.                     24,208,936      25,248,248        4.8
                                  21,950,015    First Pacific Company Ltd.             24,909,838      10,624,402        2.0
                                   6,751,000    Hutchison Whampoa, Ltd.                42,235,549      42,348,964        8.0
                                   1,043,000    Swire Pacific Ltd. 'A'                  8,028,851       5,721,523        1.1
                                   4,679,000    Swire Pacific Ltd. 'B'                  6,489,889       4,740,904        0.9
                                                                                   --------------  --------------      ------
                                                                                      105,873,063      88,684,041       16.8

                 Insurance        24,157,000    National Mutual Asia, Ltd.             12,624,588      24,008,893        4.6

                 Publishing &      8,188,000    South China Morning Post
                 Broadcasting                   Holdings Ltd.                           4,992,818       5,759,871        1.1
                                   4,802,000    Television Broadcasts Ltd.             19,125,113      13,697,864        2.6
                                                                                   --------------  --------------      ------
                                                                                       24,117,931      19,457,735        3.7

                 Real Estate       3,344,000    Cheung Kong Holdings Ltd.             22,430,705       21,904,873        4.2
                                   3,816,514    New World Development Co., Ltd.        20,317,666      13,202,010        2.5
                               US$ 5,150,000    New World Development Co., Ltd.,
                                                4.375% due 12/11/2000 (b)               5,822,455       4,738,000        0.9
                                   2,326,100    Sun Hung Kai Properties, Ltd.          22,237,009      16,212,894        3.1
                                                                                   --------------  --------------      ------
                                                                                       70,807,835      56,057,777       10.7

                 Utilities--      21,470,198    Hong Kong and China Gas Company Ltd.   24,807,446      41,568,631        7.9
                 Electric & Gas

                                                Total Long-Term Investments
                                                in Hong Kong                          315,956,926     302,062,215       57.4

India            Finance                 522    Housing Development Finance
                                                Corp., Ltd.                                51,177          41,086        0.0

                 Telecommuni-        348,000  ++Mahanagar Telephone Nigam               4,161,384       5,376,600        1.0
                 cations                        Ltd. (GDR)**

                                                Total Long-Term Investments
                                                in India                                4,212,561       5,417,686        1.0

Indonesia        Infrastructure   23,565,000    P.T. Citra Marga Nusaphala
                                                Persada (Foreign)                      10,821,062       2,618,333        0.5

                 Oil & Gas           289,000  ++Gulf Indonesia Resources, Ltd.          6,206,334       6,358,000        1.2

                 Telecommuni-        240,500    P.T. Telekomunikasi Indonesia           6,793,351       2,660,531        0.5
                 cations                        (Series B) (ADR)*

                 Tobacco           1,835,500    P.T. Hanjaya Mandala Sampoerna
                                                (Foreign)                               1,227,022       1,410,616        0.3

                                                Total Long-Term Investments
                                                in Indonesia                           25,047,769      13,047,480        2.5

Malaysia         Banking             146,000    Malayan Banking BHD                     1,381,684         424,659        0.1
                                   6,042,400    Public Bank BHD (Foreign)               9,688,116       2,084,122        0.4
                                   1,007,066    Public Bank BHD (Rights) (c)                    0          51,844        0.0
                                                                                   --------------  --------------      ------
                                                                                       11,069,800       2,560,625        0.5

                 Construction      4,219,000    I.J.M. Corp. BHD                        5,372,002       1,400,903        0.3

                 Food              1,409,700    Nestle Malaysia BHD                     6,139,518       6,531,429        1.2

                 Leisure           3,609,000    Berjaya Sports ToTo BHD                 9,179,761       9,243,127        1.7

                 Publishing &      1,793,000    Star Publications Malaysia BHD          6,160,202       2,049,143        0.4
                 Broadcasting

                                                Total Long-Term Investments
                                                in Malaysia                            37,921,283      21,785,227        4.1

Philippines      Conglomerates     1,421,816  ++Benpres Holdings Corp.
                                                (GDR)** (a)                             9,020,683       4,276,254        0.8

                 Infrastructure   30,070,732  ++International Container Terminal
                                                Services, Inc. (ICTSI)                  7,713,352       3,758,842        0.7

                 Real Estate      12,810,987    Ayala Land, Inc. 'B'                   10,878,228       5,124,395        1.0

                 Retail           53,264,170    SM Prime Holdings, Inc.                 9,921,185       7,989,626        1.5

                 Utilities--       1,351,993    Manila Electric Co. (MERALCO) 'B'       6,517,356       4,529,177        0.9
                 Electric & Gas

                                                Total Long-Term Investments
                                                in the Philippines                     44,050,804      25,678,294        4.9

Singapore        Airlines          1,373,000    Singapore Airlines Ltd. (Foreign)      11,529,043       8,979,191        1.7

                 Banking             860,000    Development Bank of Singapore
                                                Ltd. (Foreign)                         12,098,200       7,362,663        1.4
                                   1,981,704    United Overseas Bank (Foreign)         14,572,348      11,016,012        2.1
                                                                                   --------------  --------------      ------
                                                                                       26,670,548      18,378,675        3.5

                 Publishing &        685,400    Singapore Press Holdings Ltd.           8,187,700       8,598,062        1.6
                 Broadcasting                   (Foreign)

                 Real Estate         647,000    City Development Ltd.                   5,521,951       3,000,357        0.6
                                   3,053,000    DBS Land Ltd.                           9,818,745       4,682,961        0.9
                                                                                   --------------  --------------      ------
                                                                                       15,340,696       7,683,318        1.5

                                                Total Long-Term Investments
                                                in Singapore                           61,727,987      43,639,246        8.3

Thailand         Industrial    US$ 3,040,000    Banpu Public Co. Ltd., 2.75%
                                                due 4/10/2003                           1,973,230       1,945,600        0.4

                 Oil & Gas           846,400    PTT Exploration and Production
                                                Public Co. Ltd. (Foreign)               8,436,155       9,861,317        1.8

                 Telecommuni-        299,000    Advanced Info Service Public            1,468,243       1,458,843        0.3
                 cations                        Co., Ltd.

                 Television          354,100    BEC World Public Company Limited        1,562,941       1,429,804        0.3

                                                Total Long-Term Investments
                                                in Thailand                            13,440,569      14,695,564        2.8

                                                Total Long-Term Investments           547,548,264     467,840,797       88.8

Merrill Lynch Dragon Fund, Inc., December 31, 1997


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in US dollars)
                                    Face                                                              Value       Percent of
COUNTRIES                          Amount         Short-Term Securities                 Cost        (Note 1a)     Net Assets
United States    Commercial   US$ 20,000,000    Atlantic Asset Securitization
                 Paper***                       Corp., 5.95% due 1/15/1998         $   19,953,722  $   19,953,722        3.8%
                                   7,548,000    General Motors Acceptance Corp.,
                                                6.75% due 1/02/1998                     7,546,585       7,546,585        1.5
                                                Lexington Parker LLC:
                                   8,088,000      5.95% due 1/14/1998                   8,070,622       8,070,622        1.5
                                  17,000,000      6.05% due 1/14/1998                  16,962,860      16,962,860        3.2
                                  20,166,000    Park Avenue Receivables Corp.,
                                                5.75% due 1/16/1998                    20,117,685      20,117,685        3.8

                                                Total Investments in
                                                Short-Term Securities                  72,651,474      72,651,474       13.8

                 Total Investments                                                 $  620,199,738     540,492,271      102.6
                                                                                   ==============

                 Unrealized Appreciation on Forward Foreign Exchange Contracts++++                      4,949,077        0.9

                 Liabilities in Excess of Other Assets                                                (18,667,118)      (3.5)
                                                                                                   --------------      ------
                 Net Assets                                                                        $  526,774,230      100.0%
                                                                                                   ==============      ======


                *American Depositary Receipts (ADR).
               **Global Depositary Receipts (GDR).
              ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
              (a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
              (b)Convertible security.
              (c)The rights may be exercised until 2/23/1998.

                 See Notes to Financial Statements.

               ++Non-income producing security.
             ++++Forward foreign exchange contracts as of December 31, 1997 were as follows:

                                                                 Unrealized
                                            Expiration          Appreciation
                 Foreign Currency Sold         Date               (Note 1b)

                 HK$     373,901,000       September 1998      $  1,074,378
                 MYR      70,933,400          May 1998            1,848,057
                 SG$      51,584,000       November 1998          2,026,642

                 Total Unrealized Appreciation on
                 Forward Foreign Exchange Contracts--
                 Net (US$ Commitment--$99,500,000)             $  4,949,077
                                                               ============




EQUITY PORTFOLIO CHANGES



For the Quarter Ended December 31, 1997


Additions

Advanced Info Service Public Co., Ltd.
BEC World Public Company Limited
China Telecom (Hong Kong) Limited
Mahanagar Telephone Nigam Ltd. (GDR)


Deletions

China Merchants Holdings International Co., Ltd.
China Overseas Land & Investment Co.
Cycle & Carriage, Ltd.
DMCI Holdings Inc.
Korean Electric & Power Corp.
P.T. Astra International (Foreign)
P.T. Fiskar Agung Perkasa
Renong BHD
SK Telecom

PORTFOLIO INFORMATION


Investments
As of 12/31/97


Ten Largest Equity Holdings               Percent of
Represented in the Portfolio              Net Assets

HSBC Holdings, Ltd.                          9.4%
Hutchison Whampoa, Ltd.                      8.0
Hong Kong and China Gas Company Ltd.         7.9
Citic Pacific Ltd.                           4.8
National Mutual Asia, Ltd.                   4.6
Cheung Kong Holdings Ltd.                    4.2
Guoco Group, Ltd.                            3.3
Sun Hung Kai Properties, Ltd.                3.1
Television Broadcasts Ltd.                   2.6
China Telecom (Hong Kong) Limited            2.5


Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Conglomerates                               21.1%
Banking                                     17.7
Real Estate                                 13.2
Utilities--Electric & Gas                    8.8
Publishing & Broadcasting                    5.7
Insurance                                    4.6
Telecommunications                           4.3
Oil & Gas                                    3.0
Infrastructure                               3.0
Leisure                                      1.7





Merrill Lynch Dragon Fund, Inc., December 31, 1997

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1997
Assets:             Investments, at value (identified cost--$620,199,738)(Note 1a)                        $  540,492,271
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1b)                                                                        4,949,077
                    Cash                                                                                             854
                    Foreign cash (Note 1c)                                                                     2,953,213
                    Receivables:
                      Securities sold                                                    $    2,281,741
                      Capital shares sold                                                     1,513,673
                      Dividends                                                                 634,361
                      Interest                                                                  339,968        4,769,743
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1f)                                          75,021
                                                                                                          --------------
                    Total assets                                                                             553,240,179
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                23,084,740
                      Securities purchased                                                    1,374,181
                      Investment adviser (Note 2)                                               520,428
                      Distributor (Note 2)                                                      421,868       25,401,217
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,064,732
                                                                                                          --------------
                    Total liabilities                                                                         26,465,949
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  526,774,230
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $      163,807
                    Class B Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              4,368,788
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                261,378
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              1,311,146
                    Paid-in capital in excess of par                                                         616,794,664
                    Accumulated distributions in excess of investment income--net                             (1,843,664)
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net                                                        (8,078,571)
                    Accumulated distributions in excess of realized capital gains
                    on investments and foreign currency transactions--net                                    (11,169,131)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (75,034,187)
                                                                                                          --------------
                    Net assets                                                                            $  526,774,230
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $14,431,036 and 1,638,069
Value:                       shares outstanding                                                           $         8.81
                                                                                                          ==============
                    Class B--Based on net assets of $374,914,011 and 43,687,879
                             shares outstanding                                                           $         8.58
                                                                                                          ==============
                    Class C--Based on net assets of $22,111,273 and 2,613,783
                             shares outstanding                                                           $         8.46
                                                                                                          ==============
                    Class D--Based on net assets of $115,317,910 and 13,111,456
                             shares outstanding                                                           $         8.80
                                                                                                          ==============


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1997
Investment          Dividends (net of $371,768 foreign withholding tax)                                   $   20,403,804
Income              Interest and discount earned                                                               4,318,005
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              24,721,809
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   11,592,896
                    Account maintenance and distribution fees--Class B (Note 2)               8,547,588
                    Transfer agent fees--Class B (Note 2)                                     1,728,921
                    Custodian fees                                                            1,452,106
                    Account maintenance fees--Class D (Note 2)                                  574,161
                    Account maintenance and distribution fees--Class C (Note 2)                 454,624
                    Transfer agent fees--Class D (Note 2)                                       386,542
                    Printing and shareholder reports                                            214,765
                    Registration fees (Note 1f)                                                 169,715
                    Accounting services (Note 2)                                                160,150
                    Transfer agent fees--Class C (Note 2)                                        99,049
                    Professional fees                                                            65,039
                    Transfer agent fees--Class A (Note 2)                                        49,172
                    Directors' fees and expenses                                                 37,384
                    Pricing fees                                                                 10,424
                    Amortization of organization expenses (Note 1f)                               7,194
                    Other                                                                        63,926
                                                                                         --------------
                    Total expenses                                                                            25,613,656
                                                                                                          --------------
                    Investment loss--net                                                                        (891,847)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       63,719,007
(Loss) on             Foreign currency transactions--net                                     (1,081,326)      62,637,681
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                     (523,418,480)
(Notes 1b, 1c,        Foreign currency transactions--net                                      4,687,497     (518,730,983)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                           (456,093,302)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (456,985,149)
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch Dragon Fund, Inc., December 31, 1997


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  For the Year
                                                                                               Ended December 31,
                    Increase (Decrease) in Net Assets:                                       1997              1996
Operations:         Investment loss--net                                                 $     (891,847)   $    (982,484)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        62,637,681       49,205,560
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                 (518,730,983)     128,903,659
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations        (456,985,149)     177,126,735
                                                                                         --------------   --------------

Dividends &         Realized gain on investments--net:
Distributions to      Class A                                                                (2,185,017)        (191,338)
Shareholders          Class B                                                               (64,077,324)      (4,598,194)
(Note 1g):            Class C                                                                (3,632,309)        (250,735)
                      Class D                                                               (19,118,895)      (1,140,627)
                    In excess of realized gain on investments--net:
                      Class A                                                                  (274,169)              --
                      Class B                                                                (8,040,215)              --
                      Class C                                                                  (455,770)              --
                      Class D                                                                (2,398,977)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                        (100,182,676)      (6,180,894)
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                     (483,237,127)      58,833,959
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                              (1,040,404,952)     229,779,800
                    Beginning of year                                                     1,567,179,182    1,337,399,382
                                                                                         --------------   --------------
                    End of year                                                          $  526,774,230   $1,567,179,182
                                                                                         ==============   ==============


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                               Class A++++
                                                                                                                For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                   Oct. 21,
                    from information provided in the financial statements.               For the Year          1994++ to
                                                                                       Ended December 31,       Dec. 31,
                    Increase (Decrease) in Net Asset Value:                      1997      1996         1995       1994
Per Share           Net asset value, beginning of period                      $  18.09   $  15.99    $  15.05   $  17.43
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .12        .14         .12        .02
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                       (7.51)      2.03        1.00      (1.91)
                                                                              --------   --------    --------   --------
                    Total from investment operations                             (7.39)      2.17        1.12      (1.89)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                           --         --        (.18)      (.13)
                      Realized gain on investments--net                          (1.68)      (.07)         --       (.27)
                      In excess of realized gain on investments--net              (.21)        --          --       (.09)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                            (1.89)      (.07)       (.18)      (.49)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   8.81   $  18.09    $  15.99   $  15.05
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                         (40.77%)    13.59%       7.44%    (10.82%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.35%      1.33%       1.37%      1.54%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income--net                                        .73%       .78%        .74%       .84%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 14,431   $ 49,943    $ 31,591   $  3,383
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          21.11%     30.63%      24.52%     16.45%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0101   $  .0130          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Dragon Fund, Inc., December 31, 1997


FINANCIAL HIGHLIGHTS (continued)
                                                                                     Class B++++

                    The following per share data
                    and ratios have been derived                                                                 For the
                    from information provided                                                        For the      Period
                    in the financial statements.                                                    Ten Months    May 29,
                                                                                                      Ended     1992++ to
                    Increase (Decrease) in                For the Year Ended December 31,            Dec. 31,    Feb. 28,
                    Net Asset Value:                 1997        1996         1995        1994         1993        1993
Per Share           Net asset value,
Operating           beginning of period         $    17.89    $    15.98  $    15.03   $    18.74  $    11.01  $    10.00
Performance:                                    ----------    ----------  ----------   ----------  ----------  ----------
                    Investment loss--net              (.04)         (.04)       (.03)        (.07)       (.02)       (.02)
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                (7.38)         2.02        1.00        (3.28)       7.86        1.05
                                                ----------    ----------  ----------   ----------  ----------  ----------
                    Total from investment
                    operations                       (7.42)         1.98         .97        (3.35)       7.84        1.03
                                                ----------    ----------  ----------   ----------  ----------  ----------
                    Less dividends and
                    distributions:
                      Investment income--net            --            --          --           --         --+++++      --
                      In excess of investment
                      income--net                       --            --        (.02)          --         --+++++    (.02)
                      Realized gain on
                      investments--net               (1.68)         (.07)         --         (.27)       (.11)         --+++++
                      In excess of realized
                      gain on investments--net        (.21)           --          --         (.09)         --          --
                                                ----------    ----------  ----------   ----------  ----------  ----------
                    Total dividends and
                    distributions                    (1.89)         (.07)       (.02)        (.36)       (.11)       (.02)
                                                ----------    ----------  ----------   ----------  ----------  ----------
                    Net asset value,
                    end of period               $     8.58   $     17.89  $    15.98   $    15.03  $    18.74  $    11.01
                                                ==========   ===========  ==========   ==========  ==========  ==========

Total Investment    Based on net asset value
Return:**           per share                      (41.40%)       12.41%       6.49%      (17.86%)     71.27%+++   10.32%+++
                                                ==========   ===========  ==========   ==========  ==========  ==========

Ratios to Average   Expenses                         2.39%         2.36%       2.41%        2.40%       2.35%*      2.49%*
Net Assets:                                     ==========   ===========  ==========   ==========  ==========  ==========
                    Investment loss--net             (.26%)        (.24%)      (.20%)       (.42%)      (.15%)*     (.08%)*
                                                ==========   ===========  ==========   ==========  ==========  ==========

Supplemental        Net assets, end of period
Data:               (in thousands)              $  374,914   $ 1,157,944  $  991,281   $  917,384  $  990,843  $  365,430
                                                ==========   ===========  ==========   ==========  ==========  ==========
                    Portfolio turnover              21.11%        30.63%      24.52%       16.45%      16.62%       4.65%
                                                ==========   ===========  ==========   ==========  ==========  ==========
                    Average commission
                    rate paid++++++             $    .0101   $     .0130          --           --          --          --
                                                ==========   ===========  ==========   ==========  ==========  ==========


                                                                                               Class C++++
                                                                                                                For the
                                                                                                                 Period
                    The following per share data and ratios have been derived                                   Oct. 21,
                    from information provided in the financial statements.               For the Year          1994++ to
                                                                                       Ended December 31,       Dec. 31,
                    Increase (Decrease) in Net Asset Value:                      1997      1996         1995       1994
Per Share           Net asset value, beginning of period                      $  17.68   $  15.79    $  14.92   $  17.29
Operating                                                                     --------   --------    --------   --------
Performance:        Investment loss--net                                          (.04)      (.04)       (.04)      (.01)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                            (7.29)      2.00        1.00      (1.89)
                                                                              --------   --------    --------   --------
                    Total from investment operations                             (7.33)      1.96         .96      (1.90)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      In excess of investment income--net                           --         --        (.09)      (.11)
                      Realized gain on investments--net                          (1.68)      (.07)         --       (.27)
                      In excess of realized gain on investments--net              (.21)        --          --       (.09)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                            (1.89)      (.07)       (.09)      (.47)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   8.46   $  17.68    $  15.79   $  14.92
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                         (41.38%)    12.43%       6.46%    (10.98%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.41%      2.37%       2.42%      2.57%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment loss--net                                         (.28%)     (.23%)      (.28%)     (.17%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 22,111   $ 62,113    $ 29,042   $  5,329
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          21.11%     30.63%      24.52%     16.45%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0101   $  .0130          --         --
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount was less than $.01 per share.


                    See Notes to Financial Statements.

Merrill Lynch Dragon Fund, Inc., December 31, 1997


FINANCIAL HIGHLIGHTS (concluded)
                                                                               Class D++++
                    The following per share data
                    and ratios have been derived                                                                 For the
                    from information provided                                                        For the      Period
                    in the financial statements.                                                    Ten Months    May 29,
                                                                                                      Ended     1992++ to
                    Increase (Decrease) in                For the Year Ended December 31,            Dec. 31,    Feb. 28,
                    Net Asset Value:                 1997        1996         1995        1994         1993        1993
Per Share           Net asset value,
Operating           beginning of period           $  18.11      $  16.05    $  15.08     $  18.77    $  11.01    $  10.00
Performance:                                      --------      --------    --------     --------    --------    --------
                    Investment income--net             .09           .09         .09          .06         .07         .05
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                (7.51)         2.04        1.02        (3.30)       7.88        1.04
                                                  --------      --------    --------     --------    --------    --------
                    Total from investment
                    operations                       (7.42)         2.13        1.11        (3.24)       7.95        1.09
                                                  --------      --------    --------     --------    --------    --------
                    Less dividends and
                    distributions:
                      Investment income--net            --            --          --           --        (.01)         --+++++
                      In excess of investment
                      income--net                       --            --        (.14)        (.09)       (.07)       (.08)
                      Realized gain on
                      investments--net               (1.68)         (.07)         --         (.27)       (.11)         --
                      In excess of realized gain
                      on investments--net             (.21)           --          --         (.09)         --          --
                                                  --------      --------    --------     --------    --------    --------
                    Total dividends and
                    distributions                    (1.89)         (.07)       (.14)        (.45)       (.19)       (.08)
                                                  --------      --------    --------     --------    --------    --------
                    Net asset value,
                    end of period                 $   8.80      $  18.11    $  16.05     $  15.08    $  18.77    $  11.01
                                                  ========      ========    ========     ========    ========    ========

Total Investment    Based on net asset value
Return:**           per share                      (40.89%)       13.29%       7.35%      (17.24%)     72.31%+++   10.99%+++
                                                  ========      ========    ========     ========    ========    ========

Ratios to Average   Expenses                         1.61%         1.58%       1.63%        1.63%       1.59%*      1.73%*
Net Assets:                                       ========      ========    ========     ========    ========    ========
                    Investment income--net            .53%          .53%        .59%         .34%        .61%*       .61%*
                                                  ========      ========    ========     ========    ========    ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $115,318      $297,179    $285,485     $249,903    $311,848    $111,180
                                                  ========      ========    ========     ========    ========    ========
                    Portfolio turnover              21.11%        30.63%      24.52%       16.45%      16.62%       4.65%
                                                  ========      ========    ========     ========    ========    ========
                    Average commission
                    rate paid++++++               $  .0101      $  .0130          --           --          --          --
                                                  ========      ========    ========     ========    ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount was less than $.01 per share.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


Merrill Lynch Dragon Fund, Inc., June 30, 1996


NOTES TO FINANCIAL STATEMENTS (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $8,078,571 have been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income and differences of $354,306 have been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.") which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account       Distribution
                           Maintenance Fee       Fee

Class B                         0.25%            0.75%
Class C                         0.25%            0.75%
Class D                         0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               MLFD            MLPF&S

Class A                      $   146          $  2,037
Class D                      $14,111          $193,973


For the year ended December 31, 1997, MLPF&S received contingent deferred sales charges of $3,327,007 and $64,200 relating to transactions in Class B and Class C Shares, respectively, and where the initial sales charge was waived, $10,000 relating to transactions in Class D Shares.

In addition, MLPF&S received $198,625 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended December 31, 1997 were $232,885,879 and $793,557,852, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $ 63,719,015   $(79,707,467)
Short-term investments                     (8)            --
Foreign currency transactions      (2,118,776)      (275,797)
Forward foreign exchange contracts  1,037,450      4,949,077
                                 ------------   ------------
Total                            $ 62,637,681   $(75,034,187)
                                 ============   ============

As of December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $80,096,022, of which $53,938,509 related to appreciated securities and $134,034,531 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $620,588,293.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(483,237,127) and $58,833,959 for the years ended December 31, 1997 and December 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                         6,015,713  $  88,275,915
Shares issued to shareholders
in reinvestment of distributions      236,924      2,065,973
                                 ------------  -------------
Total issued                        6,252,637     90,341,888
Shares redeemed                    (7,375,072)  (115,587,006)
                                 ------------  -------------
Net decrease                       (1,122,435) $ (25,245,118)
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        12,899,901  $ 220,044,411
Shares issued to shareholders
in reinvestment of dividends            9,549        166,434
                                 ------------  -------------
Total issued                       12,909,450    220,210,845
Shares redeemed                   (12,124,370)  (208,148,463)
                                 ------------  -------------
Net increase                          785,080  $  12,062,382
                                 ============  =============

Class B Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                        14,731,989  $ 221,129,612
Shares issued to shareholders
in reinvestment of distributions    7,005,794     59,549,243
                                 ------------  -------------
Total issued                       21,737,783    280,678,855
Shares redeemed                   (42,518,325)  (642,737,859)
Automatic conversion of shares       (250,913)    (3,997,661)
                                 ------------  -------------
Net decrease                      (21,031,455) $(366,056,665)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        25,325,787  $ 434,357,379
Shares issued to shareholders
in reinvestment of dividends          228,431      3,938,163
                                 ------------  -------------
Total issued                       25,554,218    438,295,542
Shares redeemed                   (22,696,021)  (388,041,441)
Automatic conversion of shares       (190,734)    (3,243,492)
                                 ------------  -------------
Net increase                        2,667,463  $  47,010,609
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                        16,303,336  $ 241,289,351
Shares issued to shareholders
in reinvestment of distributions      411,551      3,448,796
                                 ------------  -------------
Total issued                       16,714,887    244,738,147
Shares redeemed                   (17,613,299)  (265,825,401)
                                 ------------  -------------
Net decrease                         (898,412) $ (21,087,254)
                                 ============  =============


Merrill Lynch Dragon Fund, Inc., December 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        10,211,909  $ 171,725,625
Shares issued to shareholders
in reinvestment of dividends           13,170        224,411
                                 ------------  -------------
Total issued                       10,225,079    171,950,036
Shares redeemed                    (8,552,384)  (144,423,321)
                                 ------------  -------------
Net increase                        1,672,695  $  27,526,715
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended December 31, 1997               Shares        Amount

Shares sold                        22,513,372  $ 330,483,403
Automatic conversion of shares        246,834      3,997,661
Shares issued to shareholders
in reinvestment of distributions    2,016,701     17,565,462
                                 ------------  -------------
Total issued                       24,776,907    352,046,526
Shares redeemed                   (28,070,639)  (422,894,616)
                                 ------------  -------------
Net decrease                       (3,293,732) $ (70,848,090)
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended December 31, 1996               Shares        Amount

Shares sold                        25,641,811  $ 438,051,376
Automatic conversion of shares        189,401      3,243,492
Shares issued to shareholders
in reinvestment of dividends           55,362        966,068
                                 ------------  -------------
Total issued                       25,886,574    442,260,936
Shares redeemed                   (27,271,316)  (470,026,683)
                                 ------------  -------------
Net decrease                       (1,384,742) $ (27,765,747)
                                 ============  =============

5. Commitments:
On December 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with the approximate value of $261,000 and $2,282,000, respectively.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Dragon Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Dragon Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Dragon Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1998
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)


During the taxable year ended December 31, 1997, Merrill Lynch Dragon Fund, Inc. paid a long-term capital gain distribution of $1.886076 per share to shareholders of record on December 18, 1997. Of this amount, 97.88% is subject to a 20% tax rate and 2.12% is subject to a 28% tax rate.

Please retain this information for your records.